McMoRan

McMoRan Exploration Co.

www.mcmoran.com www.mpeh.com

4th Quarter/Year-End 2007 Conference Call

James R. Moffett Richard C. Adkerson
Co-Chairmen of the Board

January 18, 2008

MMR LISTED NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries; oil and gas exploration, development and production activities; anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration costs; the Newfield acquisition; the potential Main Pass Energy Hub™ Project, and the estimated capital costs for developing the project. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the ability to issue long term notes and equity-linked securities to repay bridge facility; and the ability to obtain commercial arrangements and significant project financing for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2006 Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006 and on Form 8-K/A filed on August 6, 2007.

2007 Highlights

- **Active Deep Gas Exploration & Development Program**
  - Continued Positive Results at Flatrock
  - Discoveries on 4 of 5 Prospects in 2007 Including Flatrock, 1 Unevaluated Well
  - Discoveries on 17 of 32 Prospects Since 2004
- **Acquired Newfield's GOM Shelf Properties for ~$1.1 Billion**
  - Estimated Proved Reserves of 321 Bcfe as of 7/1/07 with Attractive Economics
  - Expanded Size and Scale for McMoRan's Focus on GOM Shelf
  - Complements McMoRan's Deep Gas Exploration Portfolio
- **2007 Production Averaged 152 MMcfe/d vs. 65 MMcfe/d in 2006**
  - 4Q07 Production Averaged 295 MMcfe/d vs. 73 MMcfe/d in 4Q06
  - Production Expected to Average 270 MMcfe/d in 2008 with Potential to Increase with Further Exploration Success
- **Independent Engineers' Estimates of Proved Reserves Totaled 364 Bcfe at Year-End 2007**
- **Completed Long-Term Financing in Connection with NFX Transaction**

Key Statistics


Proved Reserves
Bcfe
400
350
300
250
200
150
100
50
0
17
50
82
76
364
2003
2004
2005
2006
2007(1)


Production Growth
MMcfe/d
200
175
150
125
100
75
50
25
0
7
36
65
152
2004
2005
2006
2007(2)


Cumulative Exploration Success Rate (3)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
44%
42%
48%
53%
2004
2005
2006
2007

(1) Includes 284 Bcfe of reserves associated with properties acquired in NFX transaction
(2) Includes 94 MMcfe/d associated with properties acquired in NFX transaction
(3) Since beginning of 2004

Flatrock Field Update

- **No. 1 Well – "A Location"**
  - Encountered 8 Pay Sands in 3Q07 Totaling 260' Net (5 *Rob-L*, 3 *Operc*)
  - Successful Production Test in October 2007 in *Operc* Tested 75 MMcfe/d Gross, 14 MMcfe/d Net
  - First Production Expected Imminently
- **No. 2 Well – "B Location"**
  - Encountered 4 Pay Sands in January 2008 Totaling 190' Net by Wireline Logs
  - Drilling Continues Below 15,500' to 18,100' PTD to Evaluate Deeper Objectives in *Rob-L* and *Operc*
  - One Mile Northwest of Discovery
- **No. 3 Well – "D Location"**
  - Drilling at 14,900' to 18,800' PTD
  - Targeting *Rob-L* and *Operc* Sands Seen in Discovery Well
  - 3,000' South of Discovery
- **Additional Wells Being Planned in This Important Exploration Area**

Flatrock Drilling Results to Date

- **Results Continue to Validate Deeper Pool Concept**
- **Confirms Belief that Sands Were Deposited Uniformly Over a Large Area**
- **Confirms Low Relief Nature of Broad Structure**
- **Sand Quality Improved in No. 2 Well vs. Discovery Well**
- **Production Can be Brought on Quickly Utilizing Existing Infrastructure**

Flatrock Potential Major Discovery



Located on OCS 310/
LA State Lease 340 at
South Marsh Island Block 212
in 10 Feet of Water


208
207
211
212
213
218
217
216
FLATROCK
ROB L
#2
#1
OPERC
#3
GYRO
Flatrock
Proposed Locations
SMI 212 Flatrock #2 ("B" loc.)
• 4 stacked Rob L pay sands
• 190 net feet of pay
• 318 gross foot pay interval
• Current TD is 15,500'
• Proposed TD is 18,100'
• Drilling
SMI 212 Flatrock #1 ("A" loc.)
• 8 stacked pay sands (6 Rob L 2 Operc)
• 260 net feet of pay
• 637 gross foot pay interval
• 75 mmcfgepd test rate
• TD 18,402' md
• Will be online late Jan. '08
SMI 212 Flatrock #3 ("D" loc.)
• Current TD is 14,900'
• Proposed TD is 18,800'
• Drilling
HURRICANE DEEP
SMI 217 - McMoRan #226
• Tested Gyro at 15 mmcfgpd gr
• Will be online late Jan. '08
HURRICANE
SMI 217 McMoRan #223, #227
• Rob L Production
SMI 217 #225 Evaluating
SURF

Flatrock/Hurricane/Hurricane Deep Cross Section



Lighthouse Point
Tiger Shoal
Z
NW
Flatrock
Hurricane
Hurr. Deep
Z'
SE
MMR #229
Prop. Loc.
MMR #228
MMR #230
Prop. Loc.
MMR #225 & 227
MMR #223
MMR #226
1.1 mi.
0.5 mi.
0.6 mi.
10000
15000
20000
25000
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.3 TCFG
ROB-L
ROB-L
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
"Big Blue" Fault
2 Miles
1/08

OCS 310/LA State Lease 340 – Gross Unrisked Potential For The Area Below Shallow Production



LIGHTHOUSE POINT
0.5 TCFE
FLATROCK/HURRICANE
1.5 TCF
LA STATE
LEASE 340
MD. PT. WEST
0.5 TCF
MD. PT. EAST
0.5 TCF
3 MILE LINE
OCS 310
MOUND POINT
2.6 TCFE
MD. PT. SOUTH
0.5 TCF
TIGER SHOAL FIELD
3.3 TCFE
BLUEBERRY
HILL
0.5 TCF
J.B. MOUNTAIN
0.5 TCF
J.B. MOUNTAIN
DEEP 0.5 TCF
SMI 236 FIELD
0.5 TCFE
1 Miles
17S5E
Potential
Historical Production

4Q07 Average Production Rates For Top Fields
(MMcfe/d)


Liberty Canal (1)
Gross: 33; Net: 9
LA State Lease 18090
"Long Point"
Gross: 54; Net: 14
"Laphroaig"
Gross: 43; Net: 16
Grand Isle 3
Gross: 20; Net: 7
Vermilion 215
Gross: 8; Net: 6
South Marsh Island 49
Gross: 10; Net: 8
Main Pass 299
Gross: 11; Net: 9
West Delta 133
Gross: 11; Net: 6
Eugene Island 182
Gross: 22; Net: 13
Eugene Island 251/262
Gross: 23; Net: 10
South Timbalier 148
Gross: 17; Net: 7
High Island 474
Gross: 14; Net: 8
East Cameron 373
Gross: 19; Net: 6
South Marsh Island 141
Gross: 10; Net: 6
Garden Banks 208
Gross: 17; Net: 7

(1) December 2007 average following successful recompletion

NOTE: Amounts before production consumed in operations

Reserve Data as of 12/31/07

	Bcfe
Ryder Scott Proved Reserves at 12/31/06 (MMR Legacy Properties)	75.8
Acquired Reserves (1)	312.8
2007 Production	(55.5)
Additions/Revisions	30.8
Ryder Scott Proved Reserves at 12/31/07(2)	363.9
PV of Proved Reserves @ 10%(3)	$1.8 Billion
3P Reserves at 12/31/07	755 Bcfe

(1) Acquired reserves at mid-year 2007 of 321.3 Bcfe less production of 8.5 Bcfe from the July 1, 2007 effective date to the August 6, 2007 closing date.

(2) Estimated proved reserves at mid-year 2007 were 408.8 Bcfe. The roll forward to year-end 2007 primarily included production of 44.2 Bcfe offset by additions/revisions of 7.9 Bcfe.

(3) Independent engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves, were determined using a ten percent discount rate, market pricing at the end of 2007 of $96.00 per bbl of oil and $6.80 per MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission.

Cautionary Language: The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. ***We use certain phrases and terms, such as "estimates of proved, probable and possible reserves (3P reserves)" which the SEC's guidelines strictly prohibit us from including in filings with the SEC.*** *Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2006 and on Form 8-K/A filed on August 6, 2007.*

Proved Reserves as of 12/31/07

By Category


PUD
15%
PDP
39%
PDNP
42%
PDSI
4%

364 Bcfe

By Commodity


Oil
33%
Gas
67%

364 Bcfe

2008 Outlook

- 2008 Production Estimated to Average ~ 270 MMcfe/d
  - 1Q08e Average: 270 MMcfe/d
  - Working to Optimize Production from Acquired Properties
  - Potential to Increase Production with Further Exploration Success
- Continuing Active Drilling Program on OCS 310/LA State Lease 340
- Developing Plans to Re-enter/Deepen Blackbeard Ultra-Deep Prospect
- Continuing to Assess Potential Exploitation/Exploration Opportunities on Acreage Acquired from NFX
- 2008 Capital Expenditures Estimated to ~ $225 MM
  - $90 MM in Exploration/Exploitation for Flatrock and Other Opportunities
  - $95 MM in Development Costs
  - $40 MM for 2007 Carryover Costs
  - Capital Spending Driven by Opportunities

e = estimate. Please see Cautionary Statement.

Blackbeard Ultra-deep Exploration Prospect

- **Located at South Timbalier Block 168 in 70 feet of Water**
- **Drilled to 30,067 ft. by Original Operator and its Partners**
  - Encountered Thin Gas Bearing Sand
  - Failed to Reach Primary Target Due to Extreme Pressures and Temperature
  - Temporarily Abandoned in August 2006
- **Drilling Results Confirmed Geological Model**
- **Acquired Rights in NFX Transaction**
- **Plan to Re-enter and Deepen Well in 1H08 to Evaluate Primary Target**
- **MMR Owns 26.8% WI**

Shelf (Blackbeard) vs Deepwater (Tahiti) GOM


SHELF
DEEPWATER
South Timbalier
Green Canyon
MMR
Blackbeard East
Proposed Location
MMR
Blackbeard West
PTD 31,300'
Chevron
Knottyhead Discovery
TD 34,189'
Tahiti Field
(Projected)
Tonga Discovery
(Projected)
Shallow Water
Deep Water
4500'
PLIO / PLEISTOCENE
SALT
UPPER MIOCENE
Deeper Pool Model
Salt Weld
-15,000'
-20,000'
-30,000'
-40,000'
MIDDLE MIOCENE
Current TD
LOWER MIOCENE
Jack/Cascade Section
-34,189'
PALEOGENE
MESOZOIC
0
7 Miles

Note:
5 Deepwater Rigs due for delivery with 40,000' depth capability.

Financial Summary

($ in millions)

	For the period 4Q07	2007
Revenues	$251	$481
EBITDAX [1]	192	340
CAPEX	44	153

	As of 12/31/07
Borrowings Under Credit Facility	$274
Availability Under Credit Facility	266 [2]

(1) Earnings before interest, taxes, depreciation, exploration expense, MPEH™ startup costs, SFAS 123R and non-recurring charges.

(2) After $100 MM in L/Cs for reclamation

Summary of Recent Offerings

- **Raised $468 MM in Concurrent Equity/Equity-Linked Offerings (November 2007)**

16.9 Million Shares @ $12.40	**$209 MM**
6¾% Mandatory Convertible Preferred(1)	**$259 MM**
Gross Proceeds	**$468 MM**

- **Sold $300 MM in 11⅞% Notes Due 2014**
- **Repaid $800 MM Bridge Loan**

(1) The 6¾% mandatory convertible preferred stock will be convertible into between 17.4 million and 20.9 million shares of our common stock, subject to anti-dilution adjustments. The shares will automatically convert on November 15, 2010.

Strong Cash Flows

($ in millions)

2008e EBITDAX (1)


$740
$820
$900
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

2008e Excess Cash Flow (2)


$315
$390
$465
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

---

(1) Based on production estimates for existing fields and assumes NYMEX forward curve pricing as of January 11, 2008 ($8.30/mmbtu and $90.80/bbl average in 2008). Estimates include the projected impact of hedges currently in place (hedge prices average $8.60/MMbtu for natural gas and $73.50/bbl in 2008, floor prices for July-October average $6.00/MMbtu for natural gas and $50.00/bbl of oil). After considering the impact of our current hedge positions, each $1.00/mmbtu change in the natural gas price would impact annual EBITDAX by $65 million and each $5/bbl change in the oil price would impact our EBITDAX by $15 million. A 10 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $100 million for the year.

(2) Excess cash flow equals operating cash flow (net of interest, abandonment expenditures, and working capital) less CAPEX of $225 million, preferred dividends and other cash requirements; before debt reductions.

e = estimate. Please see Cautionary Statement.

Main Pass Energy Hub™

- **Continuing Discussions with Potential Energy Suppliers to Develop Commercial Arrangements**

- **Facility Capabilities**
  - **Storing 28 Bcf of Gas in Underground Storage Caverns**
  - **Producing Natural Gas Liquids**
  - **Regasifying LNG at a Peak Rate of 1.6 Bcf/d**

Project's Location Near Large and Liquid U.S. Gas Markets and the Significant Potential of the Onsite Cavern Storage Provide Attractive Commercial Opportunities.

Financial Policy

- Maintain Strong Balance Sheet to Enable Future Growth
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering
- Substantial Cash Flows Available to Reduce Debt

Key Investment Highlights

- **Significant Reserves and Growing Production Profile**
- **High Impact Exploration Prospects**
  - **Recent Exploration Success Provides Multiple Near-term Opportunities**
- **One of the Largest Acreage Holders on GOM Shelf**
- **Strong Cash Flow Generation**
- **Additional Upside From Potential MPEH™ LNG/Storage Project**
- **Experienced Management With a Track Record of Success**
- **Attractive Risk/Reward Profile**

Reference Slides

Hedge Positions

Natural Gas Positions (million MMbtu)

	Open Swap Positions[1]		Put Options[2]		
	Annual Volumes	Average Swap Price	Annual Volumes	Average Floor	Total Volumes
2008	16.4	$ 8.60	6.6	$ 6.00	23.0
2009	7.3	$ 8.97	3.2	$ 6.00	10.5
2010	2.6	$ 8.63	1.2	$ 6.00	3.8

Mark to market position on natural gas at 12/31/07: $20.1 MM Gain

Oil Positions (thousand bbls)

	Open Swap Positions[1]		Put Options[2]		
	Annual Volumes	Average Swap Price	Annual Volumes	Average Floor	Total Volumes
2008	693	$ 73.50	288	$ 50.00	981
2009	322	$ 71.82	125	$ 50.00	447
2010	118	$ 70.89	50	$ 50.00	168

Mark to market position on oil at 12/31/07: $20.7 MM Loss

(1) Covering periods January-June and November-December
(2) Covering period July-October

Deeper Pool Success in OCS 310/ LA State Lease 340 Area



LA STATE LEASE 340
OCS 310
FLATROCK McMoRan #229 Drilling 4 Zones Rob L 190'Net/315' Gross Int.
FLATROCK McMoRan #228 ONLINE 1Q08
FLATROCK McMoRan #230 Drilling
HURRICANE McMoRan #223 McMoRan #227 ONLINE 1Q05
HURRICANE DEEP McMoRan #226 ONLINE 1Q08
MOUND POINT El Paso #1(114) ONLINE 4Q03
MOUND POINT McMoRan #2
MOUND POINT El Paso #2
MOUND POINT SOUTH McMoRan #5
JB MOUNTAIN El Paso #218ST El Paso #219 ONLINE 2Q03
JB MOUNTAIN DEEP McMoRan #224
BLUEBERRY HILL McMoRan #1
3 MILE LINE
Z
Z'
17S5E
1 Miles
209
208
207
210
211
212
213
219
218
217
216
215
214
220
221
222
223
224
225
232
231
230
229
228
227
226

Blocks Acquired in NFX Transaction
Each With 100+ Bcfe of Cumulative Historical Production

Over 30 Areas to Evaluate Deeper Pool Concept Opportunities


EC 33
SX 18
WC 192
SMI 49
MP 259
WC 294
EI 182
SS 94
SS 69
SS 149
MP 255
WC 507
VR 215
GI 76
WC 532/533
HI 474/489/499
WD 24
EC 286
WC 580
SMI 141
WD 152
HI 537
ST 148
HI 283
EC 373
SS 269
SS 169/170
HI 571
WC 639
WC 617
EI 346
SMI 160/161
EI 251/262
Aggregate Production
100 to 250 Bcfe
251 to 500 Bcfe
Over 501 Bcfe

NOTE: Cumulative production data from Lexco/MMS as of March 2007

Traditional/Deep Gas/Ultra-Deep


Geologic Model-Deep Shelf 15,000'-30,000'
Rover Prospect
Shallow Field
Blackbeard North Prospect
Blackbeard Prospect
Blackbeard West #1
Princess Prospect
Shallow Field
Traditional Shelf
Deep Gas Play
Ultra-Deep
Plio / Pleistocene
Pliocene
Miocene
Pliocene
Miocene
Current T.D.
Middle Miocene
Lower Miocene
Paleogene
Mesozoic
Middle Miocene
Lower Miocene
Paleogene
Mesozoic
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
0
20,000'

Ultra-deep Areas of Interest


EL DORADO
SCORPIO
EAST BREAKS
McMoRan Controls
50,000 Gross Acres
ROBERTS
McMoRan Controls
95,000 Gross Acres
BLACKBEARD
McMoRan Controls
25,000 Gross Acres

Industry Wells of Interest with Implications on McMoRan Acreage

McMoRan Areas of Interest